SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 11, 1997


                              Sybron Chemicals Inc.
             (Exact name of Registrant as specified in its charter)


    Delaware                           0-19983               51-0301280
(State or other juris-              (Commission            (IRS Employer
 diction of incorporation)            File No.)           Identification No.)


            Birmingham Road, P.O. Box 66
                 Birmingham, New Jersey                           08011
       (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (609) 893-1100


          (Former name or former address, if changed since last report)

Item 5. Other Events.

         On December 11, 1997, Sybron Chemicals Inc. ("Sybron") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Sybron, Sybron Holdings, Inc., a Delaware corporation ("Holdings"), and Sybron Acquisition Corp. ("Acquisition"), a Delaware corporation and wholly owned subsidiary of Holdings. A copy of the Merger Agreement is filed herewith as
Exhibit 2. Pursuant to and subject to the terms and conditions of the Merger Agreement, Acquisition will merge with and into Sybron (the "Merger"), with Sybron being the surviving corporation, and Sybron's stockholders (other than Holdings and Acquisition) will receive for their shares of common stock of Sybron, par value $0.01 per share (each a "Share"), $34.50 per Share, in cash. The Merger Agreement provides that the Sybron stockholders (other than Holdings and Acquisition) would be entitled to additional consideration under certain circumstances if, within 18 months after the Merger, all or part of Sybron is disposed of by Holdings.

         Holdings is owned by an investor group comprised of certain executive officers of Sybron, including Richard M. Klein, Ph.D., President and Chief Executive Officer, and John H. Schroeder, executive Vice President, and by Citicorp Venture Capital Ltd. ("CVC") and certain affiliates and employees of CVC (collectively, the "Investor Group").

         The terms of the Merger Agreement require, among other things, approval by a majority of Sybron's stockholders that are unaffiliated with the Investor Group. In addition, the Merger is subject to certain conditions, including regulatory approvals and the receipt of necessary financing.

         On December 12, 1997, Sybron issued a press release relating to the foregoing, a copy of which is filed herewith as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.



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

         (c)      Exhibits.

                  Exhibit 2. Agreement and Plan of Merger, dated as of December 11, 1997, by and among Sybron Chemicals, Inc., a Delaware corporation, Sybron Holdings, Inc., a Delaware corporation, and Sybron Acquisition Corp., a Delaware corporation.

                  Exhibit 99.       Press Release dated December 12, 1997.




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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Sybron Chemicals Inc.
                                                     (Registrant)


Date: December 15, 1997
                                               By:  /s/ Dennis J. Fiore
                                                  Dennis J. Fiore
                                                  Vice President, Finance and
                                                  Chief Financial Officer




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


                                                    EXHIBIT INDEX

Exhibit       Description                                                        Method of Filing
 2            Agreement and Plan of Merger, dated as of                          Filed electronically herewith.
              December 11, 1997, by and among Sybron
              Chemicals, Inc., a Delaware corporation,
              Sybron Holdings, Inc., a Delaware corporation, and
              Sybron Acquisition Corp., a Delaware corporation.

99            Press Release dated December 12, 1997.                             Filed electronically herewith.



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